UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 31, 2010

IRIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11181	94-2579751
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9172 Eton Avenue

Chatsworth, CA 91311

(Address of Principal Executive Offices/Zip Code)

(818) 709-1244

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

IRIS International, Inc. (the “Corporation”) is a party to that certain Business Loan Agreement, dated March 24, 2006, with California Bank & Trust (the “Bank”), as amended to date, and related agreements with respect to a $6.5 million loan facility (the “$6.5 Million Facility”), which loan facility had a maturity date of August 31, 2010. We do not have any indebtedness outstanding under the $6.5 Million Facility.

On August 31, 2010, we and the Bank entered into a Change in Terms Agreement which (i) extended the maturity date of the $6.5 Million Facility to from August 31, 2010 to June 30, 2012, (ii) incorporated a letter of credit subline exhibit which provides the terms of any subline facility for commercial letters of credit under the $6.5 Million Facility, (iii) incorporated a foreign exchange subline exhibit which provides the terms of any subline facility for foreign exchange contracts under the $6.5 Million Facility, (iv) added our subsidiary IRIS Molecular Diagnostics, Inc. (“IMD”) as a guarantor of the indebtedness evidenced thereby, and (v) made such other changes as set forth in the Change in Terms Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

In connection with the Change in Terms Agreement, on August 31, 2010, IMD executed a Commercial Guaranty in favor of the Bank, which provides the Bank a guarantee of up to $16.5 million of the Corporation’s obligations under the $6.5 Million Facility. The Corporation and IMD also executed a Commercial Security Agreement with the Bank, granting the Bank a security interest in certain assets of IMD as security for the guarantee. Copies of the Commercial Guaranty and Commercial Security Agreement are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

10.1	Change in Terms Agreement, dated August 31, 2010, by and between IRIS International, Inc. and California Bank & Trust.

10.2	Commercial Guaranty, dated August 31, 2010, by IRIS Molecular Diagnostics, Inc.

10.3	Commercial Security Agreement, dated August 31, 2010, by and among IRIS Molecular Diagnostics, Inc., IRIS International, Inc. and California Bank & Trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIS INTERNATIONAL, INC.

Date: September 2, 2010	By:	/S/ MARTIN S. MCDERMUT
Martin S. McDermut
Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Change in Terms Agreement, dated August 31, 2010, by and between IRIS International, Inc. and California Bank & Trust.

10.2	Commercial Guaranty, dated August 31, 2010, by IRIS Molecular Diagnostics, Inc.

10.3	Commercial Security Agreement, dated August 31, 2010, by and among IRIS Molecular Diagnostics, Inc., IRIS International, Inc. and California Bank & Trust.

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